SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 3, 2003
                                                          ---------------

                         Commission File Number: 000-26569

                                 M-B TECH, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)

                (Former Name:  Inspiration Products Group, Inc.)
                 ----------------------------------------------

            NEVADA                                    88-9399260
---------------------------------         ---------------------------------
(State or other jurisdiction              (IRS Employer Identification No.)
of incorporation or organization)


1890 Avenue of the Stars, 6th Floor                 Los Angeles, Ca., 90067
----------------------------------------         ----------------------------
(Address of principal administrative               (City, State, Zip Code)
              offices)

                                 (310) 789-5830
                         -------------------------------
                         (Registrants telephone number)


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On May 18, 2003 the registrant, Inspiration Products Group, INC. completed a share exchange with MB-Tech, Inc.(MBT), a Korean corporation. As a result of this share exchange, the registrant will acquire a significant amount of new assets. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target being a subsidiary of the registrant until dissolved; and

     b. The target shareholders (of MBT) will exchange 100% of the issued and outstanding shares of MBT for 22,000,000 shares of the registrant, on a pro rata basis.



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     c.   The target, MBT, a Korean corporation, will be a wholly owned subsidiary after the share exchange had been completed; and
          ------------------------------------------------------

     d. The target shareholders will, after the completion of the transaction, control a majority of the voting rights of the registrant; and

     e.   The registrant is not subject to control share restrictions; and

     f. The Shareholders of both the registrant and the target voted in favor of the Share Exchange.

     A copy of the Plan of Share Exchange is attached to this filing as
Exhibit 2 and is incorporated into this Form 8-K.


ITEM 5.   Other Events
          ------------

     Share Exchange:

     On May 18, 2003 the registrant, Inspiration Products Group, Inc. completed a share exchange with MB-Tech, Inc., a Korean corporation. All of the terms and conditions of the share exchange were approved by the shareholders of the registrant, upon the recommendations of the Board of Directors. At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables.

     Name Change:

     The Shareholders of the registrant have voted to change the corporation's name to MB-Tech, Inc. A copy of the amended articles of incorporation, filed with the Secretary of State of Nevada, is attached to this filing as Exhibit 3.1. The new address for the registrant is 1801 Avenue of the Stars, 6th Floor, Los Angeles, California 90067, (310) 789-5830.

     The registrant made an application to the NASD for a symbol change as a result of the change of its name. The NASD has assigned the new symbol of "MBTT" to the registrant. The Company's new CUSIP Number is:
57887R108
---------


Item 6.  Resignation of Registrant's Directors
         -------------------------------------

     The entire Board of Directors resigned as of May 18, 2003, pursuant to the terms and conditions of the Share Exchange Agreement as described herein. There were no disagreements with the previous directors. The Share Exchange Agreement provides for a new board of directors, to serve until the next regular annual meeting of the shareholders, or until otherwise removed.

     The new directors are:


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Hanwook Bae (CEO, Director)

Born:
Kyungsan, Korea, 1959

Education:
Yeongnam University, Engineering

Work History:
- Samsung Corporation, Manager
- Samsung Singapore Pte. Ltd., General Manager
- RenaultSamsung Motor Inc., General Manager
- CJ Corporation, General Manager
- StandardTek Inc., Director


Kangrae Jo (Director)

Born:
Daegu, Korea, 1960

Education:
Yeongnam University, Anthropology
Yeongnam University, Graduate school of Business Administration

Work History:
- HeungJin Corp., CEO
- Korean Industrial Education Foundation, Director
- Korea Cable TV Green Broadcasting Corp., CEO & President


Sangeon Park (CFO, Non-registered director)

Education:
State University of New York at Albany, MS in Accounting 1995.
Yonsei University, Seoul, Korea; Business Administration, BA 1988

Work History:
- Direct Inc., CFO, IMC
- Samsung Securities Ltd., General Manager
- Samsung Motors Co., Ltd., Manager
- Pionsoft, Ltd., CIO & CFO
- Samsung Corporation, Manager


Item 7.  Financial Statements
         --------------------


	The financial statement for the MB-Tech, Inc. will be filed within sixty (60) days from the date of this 8-K filing.

                           Index to Exhibits
                           -----------------


Exhibit 2	Plan of Share Exchange














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Exhibit 3.1      Amended Articles of Incorporation

                               SIGNATURES
                               ----------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MB-Tech, Inc.




June 3, 2003                       By:/s/ Harwook Bae
                                      -------------------------
                                      Harwook Bae, Director/CEO






















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